Exhibit (n)(i)(B)

DIREXION FUNDS

Schedule A

to the

Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3

Investor Class

The Investor Class shares of these Funds may be subject to a Rule 12b-1 fee of up to 0.25% and a non-Rule 12b-1 shareholder services fee of up to 0.25%:

Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund
Direxion Monthly NASDAQ-100® Bull 2X Fund
Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Direxion Monthly Emerging Markets Bull 2X Fund
Direxion Monthly China Bull 2X Fund
Direxion Monthly Energy Bull 2X Fund	Direxion Monthly Energy Bear 2X Fund
Direxion Monthly NASDAQ Biotechnology Bull 2X Fund	Direxion Monthly NASDAQ Biotechnology Bear 1.25X Fund
Direxion Monthly Gold Bull 2X Fund	Direxion Monthly Gold Bear 2X Fund
Direxion Monthly Silver Bull 2X Fund	Direxion Monthly Silver Bear 2X Fund
Direxion Monthly MSCI Europe Bull 2X Fund	Direxion Monthly MSCI Europe 1.25X Bear Fund
Direxion Monthly MSCI EAFE Bull 2X Fund	Direxion Monthly MSCI EAFE Bear 1.25X Fund
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
Direxion Monthly High Yield Bull 1.2X Fund
Direxion Indexed CVT Strategy Fund
Direxion Indexed Commodity Strategy Fund
Hilton Tactical Income Fund

Service Class

The Service Class shares of these Funds may be subject to a Rule 12b-1 fee of up to 1.00%:

None

Institutional Class

The Institutional Class shares of these Funds are not subject to a Rule 12b-1 fee:

Direxion Indexed Commodity Strategy Fund

Hilton Tactical Income Fund

Direxion Monthly High Yield Bull 1.2X Fund

Class A

The Class A shares of these funds may be subject to a Rule 12b-1 fee of up to 0.25%:

None

Class C

The Class C shares of these Funds may be subject to a Rule 12b-1 fee of 1.00%:

None

Last Revised: February 8, 2018